SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14 (a)
                      of the Security Exchange Act of 1934
                            (Amendment No.        )

Filed by the Registrant    [ X ]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:
 [   ]    Preliminary Proxy Statement
 [ X ]    Definitive Proxy Statement
 [   ]    Definitive Additional Materials
 [   ]    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

               Circuit Research Labs, Inc.
              (Name of Registrant as Specified In Its Charter)

                        Gary D. Clarkson
                    Name of Person Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):
 [ X ]    $125 per Exchange Act rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a6(j)(2).
 [   ]    $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).
 [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
          0-11.
          1) Title of each class of securities to which transaction applies: N/A

          2)  Aggregate number of securities to which
              transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4)  Proposed maximum aggregate value of transaction:

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previous Paid:
          2)  Form, Schedule or Registration Statement No.:
          3)  Filing Party
          4)   Date Filed:

                                                       Mailed to Shareholders on
                                                         or about April 12, 1996

                          CIRCUIT RESEARCH LABS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 3, 1996

 To Our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CIRCUIT RESEARCH LABS, INC., an Arizona corporation, will be held on May 3, 1996 at 2:00 o'clock p.m., Mountain Standard Time, at the offices of Circuit Research Labs, Inc., 2522 West Geneva Drive, Tempe, Arizona 85282 for the following purposes:

     1. To elect a board of five (5) directors to serve for the coming year and until their successors are elected;

     2. To approve Deloitte & Touche LLP as the Company's independent public accountants for the year ending December 31, 1996; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 31, 1996 are entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the meeting in person. However, only those shares which are represented at the meeting personally by the holder or by proxy may vote. To assure your representation at the meeting, please mark, date, sign and return the enclosed proxy card as promptly as possible in the envelope provided. You may attend the meeting and vote in person even if you have returned a proxy.

                                             Sincerely,




                                             Gary D. Clarkson, Secretary
 Tempe, Arizona
 April 12, 1996

                                                       Mailed to Shareholders on
                                                         or about April 12, 1996

                          CIRCUIT RESEARCH LABS, INC.
                             2522 WEST GENEVA DRIVE
                              Tempe, Arizona 85282

                                 PROXY STATEMENT

The enclosed Proxy is solicited on behalf of CIRCUIT RESEARCH LABS, INC. (the Company) for use at its Annual Meeting of Shareholders to be held on May 3 1996, at 2:00 p.m., Mountain Standard Time, or at any adjournment thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held in the offices of Circuit Research Labs, Inc., 2522 West Geneva Drive, Tempe, Arizona 85282. The Company will bear the cost of this solicitation.

     Shareholders may revoke any proxy given pursuant to this solicitation by:
(a) delivering a written notice of revocation to Gary D. Clarkson, Secretary, Circuit Research Labs, Inc., 2522 West Geneva Drive, Tempe, Arizona 85282; or
(b) a duly executed proxy bearing a later date; or (c) attending the meeting and voting in person.

Outstanding Shares and Voting Rights

     As of the close of business on March 31, 1996, the Company had outstanding 597,682 shares of common stock with $.10 per share par value, each of which is entitled to one vote at all meetings of stockholders, other than the election of directors. (see "Cumulative Voting Rights"). Only holders of record of Common Stock at the close of business on March 31, 1996 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

     In determining whether a quorum exists at the meeting, all shares represented in person or proxy will be counted. Presence of holders of a majority of the outstanding stock shall constitute a quorum. Votes will be tabulated by inspectors. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Cumulative Voting Rights

     Each member present either in person or by proxy at the Annual Meeting will have cumulative voting rights with respect to the election of directors; that is the shareholder will have an aggregate number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares of Common Stock of the Company held by such shareholder on the record date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number of all the nominees. The five nominees receiving the highest number of votes will be elected to the Board of Directors. The cumulative voting rights may be exercised in person or by proxy and there are no conditions precedent to the exercise of such rights.

                   PROPOSALS OF SECURITY HOLDERS INTENDED TO
                     BE PRESENT AT THE NEXT ANNUAL MEETING

     Shareholders of the Company who intend to present proposals at the Company's 1997 Annual Meeting of Shareholders must send such proposals to the Company no later than December 20, 1996 in order to be included in the proxy statement and form of proxy relating to the meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

                                    Nominees

A board of five directors is to be elected at the meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's nominees named below, each of whom is a current director of the Company. If any of the Company's nominees is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them according to the cumulative voting rules to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     Names of the nominees of the Company, together with certain information about them is set forth below.

                              Director
Name                Age       Since     Position in the Company

Ronald R. Jones     48        1978      Chief Executive Officer, President and
                                        Chairman
Gary D. Clarkson    43        1978      Secretary/Treasurer and Director
Erle M. Constable   77        1983      Assistant Treasurer and Director
Carl E. Matthusen   52        1988      Director
Gary  M. Hamker     59        1993      Director

     Ronald R. Jones has been Chief Executive Officer, President and a director of the Company since its incorporation in 1978. Mr. Jones founded Circuit Research Labs business in 1974. Since 1976, he has devoted his sole business efforts to the Company and its affiliates. Prior to that time, Mr. Jones served as a consultant chief engineer for numerous radio stations. He also taughtcourses in broadcast engineering at Phoenix College and the Institute of Broadcast Arts from 1974 to 1976. Mr. Jones holds an associate degree in electronics engineering technology from DeVry Institute of Technology, Phoenix, Arizona. He is a member of the Institute of Electrical and Electronics Engineers and the Audio Engineering Society.

     Gary D. Clarkson has been Secretary and a director of the Company since itsincorporation and was elected Treasurer in July 1992. Mr. Clarkson founded Circuit Research Labs with Mr. Jones in 1974, and has devoted substantially all of his business efforts to the Company's business since that time. He has been a design engineer for Circuit Research Labs from 1974 to present. He holds an associate degree in electronics engineering technology from DeVry Institute of Technology, Phoenix, Arizona. Mr. Clarkson served as assistant and chief engineer at many radio stations from 1971 until 1978.

     Erle M. Constable has served as a director of the Company since 1983 and Treasurer from January 1987 to November 1988 when he reduced his activity to Assistant Treasurer. In 1983, Mr. Constable retired from Dynalectron Corporation (now DYNCORP), then a publicly-held diversified technical services company where he served as Vice President of Finance and Corporate Development. He was employed by Dynalectron in 1973, and was in charge of an acquisition program which merged 15 companies into Dynalectron. Prior to joining Dynalectron, Mr. Constable worked for Fairchild Industries, Lockheed Aircraft Corporation, Glenn L. Martin Company and Trans World Airlines. He holds undergraduate and masters degrees in business administration received in 1939 and 1940 from the University of Nebraska. Periodically, Mr. Constable acts as a consultant to the Company and receives an hourly consulting fee for his services.

     Carl E. Matthusen became a member of the Board of Directors in February 1988. Mr. Matthusen has been in the broadcast industry since 1963 serving in various capacities at seven radio broadcast stations in Arizona, Wisconsin, Minnesota and Virginia. Since 1978, he has been General Manager of KJZZ/Sun Sounds operated by the Mesa Community College in Mesa, Arizona. In addition, he is a guest lecturer at Mesa Community College, Phoenix College and Arizona State University as well as a consultant to Arizona Western Community College and the Arizona Commission on post-secondary education. Mr. Matthusen also serves as Chairman of the Board of Directors of the National Public Radio Network, where he has been a director since 1990.

     Gary M. Hamker has been a member of the Board of Directors and a Special Projects Consultant since July 1993. Mr. Hamker is retired from NCR/AT&T after 30 years in Marketing and Corporate Product Management. While with NCR/AT&T he had many diversified assignments, including developing new domestic and international computer product strategies and product/marketing plans for the worldwide market. He was instrumental in development and sales strategies of mini-computers and personal computer/network systems during their infancy. Approval of research and development, new product specifications, monitoring R&D budgets, developing and approving new product plans and planning profitable products phase-out, were a few of his responsibilities. His expertise includes working on system problems, on proposals to increase market penetration with large multi-national accounts and on developing internal communications to improve departmental cooperation and effectiveness. Periodically, Mr. Hamker acts as a consultant to the Company and receives an hourly consulting fee for his services.


                            OTHER EXECUTIVE OFFICERS

Name                     Age            Position

Santo J. Adams           57             Vice President Manufacturing
Dennis L. Drew           50             Vice President Operations,
                                        Assistant Secretary/Treasurer

Santo J. Adams has been with the Company since 1984. In 1994, he was appointed to the position of Vice President of Manufacturing. Mr. Adams has held management positions with RCA, Motorola, GTE Sylvania and ITT in his 30 years of manufacturing experience. He received his electronics training with the U.S. Navy and Manufacturing Technology Certification from Erie County Community College, Buffalo, New York. Mr. Adams is a Certified Time and Motion Analyst.

Dennis L. Drew joined the Company in 1993 as controller. In 1994, he was appointed to the positions of Vice President of Operations, and Assistant Sectretary/Treasurer. Before joining the Company, Mr. Drew spent three years as a Project Manager for Computer Cable Specialists. Prior to Computer Cable Specialists, Mr. Drew held several senior financial management positions with companies in the computer leasing industry. These positions covered a wide range of responsibilities including implementing computerized internal controls to negotiating contracts and loan agreements. Mr. Drew has an MBA from Arizona State University.

The Board of Directors of the Company held a total of 2 meetings during the fiscal year ended December 31, 1995.

     The Board of Directors has an Executive Committee currently comprised of Messrs. Clarkson and Constable. The Executive Committee is empowered to act on behalf of the full Board of Directors when it is inconvenient for the full Board to meet. The Executive Committee was formed in 1983 and held no meetings in 1995.

     The Board of Directors has an Audit Committee which was comprised of Messrs. Constable and Matthusen during the year ended December 31, 1995. The Audit Committee oversees the financial reporting and disclosures prepared by Management. The Audit Committee held one meeting during the fiscal year ended December 31, 1995.

     The Company has no nominating committee. The entire board acts as the nominating committee.

     The Company has no executive compensation committee. The entire board acts in that capacity. Messrs. Jones and Clarkson do not vote on their salaries and other compensation.

     The Board of Directors has a Stock Option Committee comprised of Messrs. Jones and Clarkson. The Stock Option Committee is empowered to issue stock options as outlined in the 1994 Stock Option Plan. The Stock Option Committee held one meeting during the fiscal year ended December 31, 1995.

     Each of the directors attended, either in person or by telephone, each meeting scheduled during the time he has served as a director.

                             EXECUTIVE COMPENSATION

     The Company did not pay any individual cash compensation in excess of
$100,000 for services provided during the fiscal year.   The following table
sets forth compensation paid or accrued to the chief executive officer during each of the three fiscal years ended December 31, 1995.

                           Summary Compensation Table

Name and                                                     Other
Principal Position            Year      Salary         Bonus
Compensation

Ronald R. Jones
President and
Chairman of the Board    1995           $ 72,696  -0-       $ 2,152(1)
                         1994             72,696  -0-         2,270(1)
                         1993             70,804  -0-         2,391(1)

(1)  Fee paid by Company for the personal guarantee of the SBA loan.

     The Company has no employment contracts currently in force. The Company has agreements with all employees calling for nondisclosure of trade secrets.

     The Company has group life, disability, and medical insurance plans, a 401(k) pension plan, an Employee Stock Purchase Plan and an Incentive Stock Option Plan.

Compensation of Directors

     During the year ended December 31, 1995, Directors received no compensation for attending meetings.

Employee Pension Plan

     The Company sponsors the CRL, INC. 401(K) PROFIT SHARING PLAN (the "Plan") for the benefit of all employees meeting certain eligibility requirements. Under the Plan, participants are permitted to make pre-tax contributions to their plan accounts. The Company will match 50% of a participant's contributions up to a maximum Company matching contribution of 3% of a participant's annual compensation. Total annual contributions to a participant's account may not exceed 25% of annual compensation. In addition, the Company, at its sole discretion, may make an annual profit sharing contribution to the Plan out of its current or accumulated profits. The annual contribution, if any, is allocated to participants based upon each participant's annual compensation. The Company has not made an annual contribution and currently has no plans to do so. The Company did not make a contribution to the account of the individual listed in the preceding cash compensation table for the year ended December 31, 1995.

Stock Purchase Plan

The Company has an employee stock purchase plan which is offered to substantially all employees, including officers. Employees may purchase the Company's common stock through payroll deductions not exceeding $50 per week and shares are purchased at the market price, by a nonaffiliated dealer on the open market. No shares were purchased in 1995.

Stock Options

The following is a brief summary of the Company's 1994 Stock Option Plan. The closing bid price of the Company's common stock on the NASDAQ National Market System on February 29, 1996 was $1.6875 per share.

In May 1994, the Company's stockholders approved the Company's 1994 Stock Option Plan, which set aside an aggregate of 60,000 shares of common stock for which options may be granted to employees, officers, directors, and consultants. Options granted and not exercised under the Company's previous plan were canceled and new options were granted. The Company's Board of Directors appoints the Stock Option Committee which is authorized to grant incentive stock options and non qualified stock options under the Plan, select optionees, determine the number of shares to be granted to each nominee, select the term of the option (up to ten years), and determine the price to be paid on the exercise of the option, provided that such price must not be less than 100% of the market value of the shares subject to the option at the time it is granted. Each option is exercisable from time to time subject to such restrictions on exercisability as the Stock Option Committee may impose at the grant date.
This plan expires in April 2004. As of February 29, 1996, options to purchase a total of 14,062 shares were outstanding to 6 employees and directors.

The following table sets forth information as to all options to purchase Common Stock under the Plan which were granted to certain officers and directors and to all officers and directors as a group and which were outstanding as of February 29, 1996:

                                                            Average
Name                Capacities               Shares         Price

Erle M. Constable   Director and
                    Assistant Treasurer      1,562(1)        $1.25
Carl E. Matthusen   Director                 1,250(2)        $1.25
Santo J. Adams Vice President Manufacturing  3,750(3)        $1.25

All officers and directors
as a group (3 individuals)                   6,562(4)         $1.25

(1) 1,562 shares granted May 6, 1994. All shares became exercisable on May 6, 1995 and expire May 6, 1997.
(2) 1,250 shares granted May 6, 1994. All shares became exercisable on May 6, 1995 and expire May 6, 1997.
(3) 3,750 shares granted June 1, 1994. All shares became exercisable on May 6, 1995 and expire May 6, 1997.
(4) An additional 7,500 shares may be acquired by employees exercising options which expire May 6, 1997.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

a. Security Ownership of Certain Beneficial Owners

As of February 29, 1996, the following persons were known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock:

                                                  Amount and
                         Name and Address of      Nature of         Percent of
Title of Class           Beneficial Owner         Beneficial Owner     Class(1)

$.10 par value common    Ronald R. Jones          187,500            31.4%
$.10 par value common    Gary D. Clarkson         121,312            20.3%

                                     All of
                          Circuit Research Labs, Inc.
                           2522 West Geneva Drive
                            Tempe, Arizona 85282
(1)  On the basis of 597,682 shares outstanding on February 29, 1996.

b. Security  Ownership of Management

The stock ownership by directors and officers of the Company as of February 29, 1996 is set forth below. Each person named exercises sole voting power over all shares beneficially owned.

                                                  Amount and
                              Name and            Nature of           Percent
                              Address of          Beneficial          of Class
Title of Class                Beneficial Owner    Owner                  (5)

$.10 par value common         Ronald R. Jones     187,500             31.2%
$.10 par value common         Gary D. Clarkson    121,312             20.2%
$.10 par value common         Santo J. Adams        5,000(1)              .8%
$.10 par value common         Erle M. Constable     2,500(2)              .4%
$.10 par value common         Carl E. Matthusen     1,250(3)              .2%

                                    All of
                          Circuit Research Labs, Inc.
                           2522 West Geneva Drive
                            Tempe, Arizona 85282

Officer and directors as a group (5 persons)      317,562(4)          52.8%

(1)  1,250 shares owned; 3,750 shares under exercisable options.
(2) 938 shares owned; 1,562 shares under exercisable options. Held as community property with Eugenia Constable.
(3)  No shares owned; 1,250 shares under exercisable options.
(4)  Includes 2,812 shares which may be acquired by exercising stock options.
(5) Percentage is calculated on the basis that all director and officer shares under stock options presently exercisable are deemed outstanding, a total of 600,494 shares.

                                   PROPOSAL 2

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to audit the Company's consolidated financial statements for the fiscal period ending December 31, 1996 and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     An Audit Committee of the Company's Board of Directors was formed in August 1985 and is responsible for recommending selection of the Company's independent public accountants. The Audit Committee recommended the appointment of Deloitte & Touche LLP as the Company's independent public accountants. The recommendation was adopted by the Board of Directors.

     Representatives of Deloitte & Touche LLP are expected to be present at the meeting and will have the opportunity to respond to appropriate questions and to make a statement if they so choose.

     Management recommends a vote FOR ratification of Deloitte & Touche LLP as auditors for the Company's financial statements.

                                  OTHER MATTERS

Management knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                        THE BOARD OF DIRECTORS

Dated:    April 15, 1996

                          CIRCUIT RESEARCH LABS, INC.
                 2522 W. GENEVA DRIVE TEMPE, ARIZONA 85282
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of CIRCUIT RESEARCH LABS, INC. hereby appoints each of Ronald R. Jones and Gary Clarkson as proxy, with power of substitution and authorizes each of them to represent, vote and act on behalf of such shareholder at the Annual Meeting of Shareholders to be held May 3, 1996, or any adjournment thereof.

1.   Election of directors.
   [] FOR ALL nominees listed below    [] WITHHOLD AUTHORITY
        (except as marked to the           to vote for all
         contray below)                    nominees listed below

    (INSTRUCTION: To withhold authority to vote for any individual nomine strike a line through the nominee's name in the list below.)

     RONALD R. JONES     GARY D. CLARKSON    ERLE M. CONSTABLE
               CARL E. MATTHUSEN        GARY M. HAMKER

2.   Approval of Accountants.
     Proposal to ratify the appointment of Deloitte & Touche as auditors.
        FOR                AGAINST             ABSTAIN

3> In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

     The shares represented by this proxy will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Proposals 1, and 2 and in accordance with the best judgment of the proxies on any other matter which may properly come before the meeting. The proxies, at their discretion, may cumulate votes for directors.

DATED:                           ,1996
                                             SIGNATURE


                                        SIGNATURE IF HELD JOINTLY
                                  Please sign exactly as name appears below.
                                  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.